                              JPMORGAN INCOME FUNDS

                               JPMORGAN BOND FUND

                                ALL SHARE CLASSES

                         SUPPLEMENT DATED MARCH 28, 2003

                   TO THE PROSPECTUSES DATED NOVEMBER 22, 2002

         Under THE FUND'S MAIN INVESTMENT STRATEGY, the following information should be added after the second paragraph:

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

                                                                  SUP-BFPR-303